Exhibit 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Media Source, Inc. (the Company) on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned S. Robert Davis, Chief Executive Officer, and Donald R. Hollenack, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ S. Robert Davis
-----------------------
S. Robert Davis
Chief Executive Officer
November 14, 2002


/s/ Donald R. Hollenack
-----------------------
Donald R. Hollenack
Chief Financial Officer
November 14, 2002

Exhibit Index


Exhibit
Number                           Description of Exhibit
------                           ----------------------
99.1                             Certification Pursuant to 18 U.S.C.
                                 Section 1350, as Adopted Pursuant to
                                 Section 906 of the Sarbanes-Oxley Act of 2002





        Exhibit 99.1